EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER UNDER SECTION 906
OF THE SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Quarterly Report on Form 10-Q of New Fortress Energy Inc. (the “Company”) for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Wesley R. Edens, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 8, 2024	By:	/s/ Wesley R. Edens
Wesley R. Edens
Chief Executive Officer
(Principal Executive Officer)